As filed with the Securities and Exchange Commission on July 16, 2009

Registration No. 333-160434

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT No. 1

TO

FORM F-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

TECK RESOURCES LIMITED

(Exact name of Registrant as specified in its charter)

N/A

(Translation of Registrant’s name into English)

Canada	1400	N/A
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

Suite 3300 – 550 Burrard Street

Vancouver, British Columbia V6C 0B3

(604) 699-4000

(Address and telephone number of registrant’s principal executive offices)

CT Corporation System

111 Eighth Avenue, 13th Floor

New York, New York 10011

(212) 894-8800

(Name, address and telephone number of agent for service)

Copies to:

Peter C. Rozee Teck Resources Limited Suite 3300 – 550 Burrard Street Vancouver, British Columbia V6C 0B3 (604) 699-4000	Hellen Siwanowicz Lang Michener LLP Brookfield Place, Suite 2500, 181 Bay Street Toronto, Ontario M5J 2T7 (416) 360-8600	Edwin S. Maynard Paul, Weiss, Rifkind, Wharton & Garrison LLP 1285 Avenue of the Americas New York, New York 10019-6064 (212) 373-3000

Approximate date of commencement of proposed sale to public: As soon as practicable after this Registration Statement becomes effective.

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount To be registered	Proposed maximum offering price per note	Proposed maximum aggregate offering price (1)	Amount of registration fee
9.75% Senior Secured Notes due 2014	US $ 1,315,000,000	100%	US $ 1,315,000,000	US $ 73,377
10.25% Senior Secured Notes due 2016	US $ 1,060,000,000	100%	US $ 1,060,000,000	US $ 59,148
10.75% Senior Secured Notes due 2019	US $ 1,850,000,000	100%	US $ 1,850,000,000	US $ 103,230
Guarantees of 9.75% Senior Secured Notes due 2014	N/A	N/A	N/A	N/A(2)
Guarantees of 10.25% Senior Secured Notes due 2016	N/A	N/A	N/A	N/A(2)
Guarantees of 10.75% Senior Secured Notes due 2019	N/A	N/A	N/A	N/A(2)

Total	US $ 4,225,000,000		US $ 4,225,000,000	US $ 235,755(3)

(1)	Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(f) of the Securities Act of 1933.
(2)	No additional consideration is being received for the guarantees, and, therefore no additional fee is required.
(3)	Previously paid.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay the effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

Name	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	IRS Employer Identification Number	Addresses and Telephone Numbers of Principal Executive Offices
Teck Metals Ltd.	Canada	1400	Not applicable	Suite 3300 – 550 Burrard Street Vancouver, British Columbia V6C 0B3 Tel. (604) 699-4000

Teck Resources Coal Partnership	British Columbia	1400	Not applicable	Suite 3300 – 550 Burrard Street Vancouver, British Columbia V6C 0B3 Tel. (604) 699-4000

Teck Coal Partnership	Alberta	1400	Not applicable	Suite 1000, 205-9th Avenue S.E. Calgary, Alberta T2G 0R4 Tel: (403) 260-9800

The Quintette Coal Partnership	British Columbia	1400	Not applicable	Suite 3300 – 550 Burrard Street Vancouver, British Columbia V6C 0B3 Tel. (604) 699-4000

Fording Limited Partnership	Alberta	1400	Not applicable	Suite 1000, 205-9th Avenue S.E. Calgary, Alberta T2G 0R4 Tel. (403) 260-9800

Cardinal River Coals Ltd.	Alberta	1400	Not applicable	Suite 1000, 205-9th Avenue S.E. Calgary, Alberta T2G 0R4 Tel. (403) 260-9800

Teck Resources Mining Partnership	British Columbia	1400	Not applicable	Suite 3300 – 550 Burrard Street Vancouver, British Columbia V6C 0B3 Tel. (604) 699-4000

Teck American Incorporated	Washington	1400	26-1974324	501 North Riverpoint Blvd., Suite 300 Spokane, WA 99202 Tel. (509) 747-6111

Teck CO, LLC	Colorado	1400	98-0059968	Suite 3300 – 550 Burrard Street Vancouver, British Columbia V6C 0B3 Tel. (604) 699-4000

Name	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	IRS Employer Identification Number	Addresses and Telephone Numbers of Principal Executive Offices
Teck Alaska Incorporated	Alaska	1400	91-1170390	3105 Lakeshore Drive Bldg. A, Suite 101 Anchorage, Alaska 99517 Tel: (907) 426-2170

Aurcay Holdings Inc.	Cayman Islands	1400	Not applicable	Anderson Square, Shedden Rd, PO Box 866, Grand Cayman, Cayman Islands, KY1-1103 Tel: (345) 949-7555

Aur QB Inc.	Cayman Islands	1400	Not applicable	Anderson Square, Shedden Rd, PO Box 866, Grand Cayman, Cayman Islands, KY1-1103 Tel: (345) 949-7555

Minera Canada Tungsten Chile Ltda.	Chile	1400	Not applicable	Vitacura 2939, Piso 24 Las Condes, Santiago Chile Tel. 56-2-4645702

Teck Operaciones Mineras Chile Ltda.	Chile	1400	Not applicable	Vitacura 2939, Piso 24 Las Condes, Santiago Chile Tel. 56-2-4645702

Canada Tungsten (Cayman) Inc.	Cayman Islands	1400	Not applicable	Anderson Square, Shedden Rd, PO Box 866, Grand Cayman, Cayman Islands, KY1-1103 Tel: (345) 949-7555

Relincho Bahamas Limited	Bahamas	1400	Not applicable	Mareva House 4 George Street Nassau, Bahamas Tel. (242) 322-4195

Minera Relincho Copper S.A.	Chile	1400	Not applicable	Miraflores 222, Piso 24, Santiago Chile Tel. 56-2-3657264

Teck Base Metals Ltd.	Bermuda	1400	Not applicable	2 Church Street, P.O. Box HM 666 Hamilton HM CX, Bermuda Tel: (441) 295-5950

Teck Nova Scotia Company	Nova Scotia	1400	Not applicable	Suite 3300 – 550 Burrard Street Vancouver, British Columbia V6C 0B3 Tel. (604) 699-4000

Name	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	IRS Employer Identification Number	Addresses and Telephone Numbers of Principal Executive Offices
TCAI Incorporated	Washington	1400	91-1959949	501 North Riverpoint Blvd., Suite 300 Spokane, WA 99202 Tel. (509) 747-6111

TCL U.S. Holdings Ltd.	Canada	1400	Not applicable	Suite 3300 – 550 Burrard Street Vancouver, British Columbia V6C 0B3 Tel. (604) 699-4000

Teck Financial Corporation Ltd.	Bermuda	1400	Not applicable	Richmond House 12 Par-la-Ville Road Hamilton HM 08 Bermuda Tel. (441) 296-5443

Teck Hungary Kft.	Hungary	1400	Not applicable	1146 Budapest Hermina út 17. 4. floor Tel: + 36 1 471 8912

Teck Coal Limited	Canada	1400	Not applicable	Suite 1000, 205-9th Avenue S.E. Calgary, Alberta T2G 0R4 Tel. (403) 260-9800

Fording Coal Limited	Canada	1400	Not applicable	Suite 1000, 205-9th Avenue S.E. Calgary, Alberta T2G 0R4 Tel. (403) 260-9800

6069789 Canada Inc.	Canada	1400	Not applicable	Suite 3300 – 550 Burrard Street Vancouver, British Columbia V6C 0B3 Tel. (604) 699-4000

(1)	All the additional registrants are guarantors of the exchange notes.

Explanatory Note:

The sole purpose of filing this Amendment No. 1 to the Registration Statement on Form F-4 (Registration No. 333-160434) of Teck Resources Limited is to refile Exhibits 23.1 and 23.2 to correct a typographical error in the previously filed versions of such exhibits. No other changes or additions are being made hereby to the preliminary prospectus which forms Part I of the Registration Statement or to Items 20 or 22 of Part II of the Registration Statement. Accordingly, the preliminary prospectus and Items 20 and 22 of Part II of the Registration Statement have been omitted from this filing.

PART II

ITEM 21.	Exhibits and financial statement schedules.

Exhibit Number	Description
1.1*	Purchase Agreement, among Teck Resources Limited and the Initial Purchasers named therein dated as of May 5, 2009.

4.1*	Indenture, dated May 8, 2009, among Teck Resources Limited, the Guarantors and The Bank of New York Mellon (incorporated by reference to Exhibit 2 to Teck Resources Limited report on Form 6-K filed with the SEC on May 15, 2009 (File No. 001-13184)).

4.2*	First Supplement Indenture dated June 25, 2009, among Teck Resources Limited, Teck Coal Limited, Fording Coal Limited, 6069789 Canada Inc., the other Subsidiary Guarantors and The Bank of New York Mellon.

4.3*	Forms of Exchange Notes (included as Exhibits 1.3, 2.3 and 3.3 of Exhibit 4.1 of this Registration Statement).

4.4*	Registration Rights Agreement dated May 8, 2009 (incorporated by reference to Exhibit 1 to Teck Resources Limited report on Form 6-K filed with the SEC on May 15, 2009 (File No. 001-13184)).

5.1*	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP as to validity of the Exchange Notes.

5.2*	Opinion of Lang Michener LLP.

5.3*	Opinion of Bennett Jones LLP.

5.4*	Opinion of Stewart McKelvey.

5.5*	Opinion of C. Bruce DiLuzio of Teck American Incorporated.

5.6*	Opinion of Hartig Rhodes Hoge & Lekisch, P.C.

5.7*	Opinion of Beatty & Wozniak, P.C.

5.8*	Opinion of Higgs & Johnson.

5.9*	Opinion of Conyers Dill & Pearman.

5.10*	Opinion of Conyers Dill & Pearman.

5.11*	Opinion of Carey y Cia Ltda.

5.12*	Opinion of Deri & Lovrecz.

Exhibit Number	Description
8.1*	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP as to certain U.S. tax matters.

12.1*	Statement of Computation of Ratios of Earnings of Fixed Charges.

23.1**	Consent of PriceWaterhouse Coopers LLP in respect of Fording Canadian Coal Trust’s Financials.

23.2**	Consent of PriceWaterhouse Coopers LLP in respect of Teck Resources Limited Financials.

23.3*	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibits 5.1 and 8.1 to this Registration Statement).

23.4*	Consent of Lang Michener LLP (included in Exhibit 5.2).

23.5*	Consent of Bennett Jones LLP (included in Exhibit 5.3).

23.6*	Consent of Stewart McKelvey (included in Exhibit 5.4).

23.7*	Consent of C. Bruce DiLuzio of Teck American Incorporated (included in Exhibit 5.5).

23.8*	Consent of Hartig Rhodes Hoge & Lekisch, P.C. (included in Exhibit 5.6).

23.9*	Consent of Beatty & Wozniak, P.C. (included in Exhibit 5.7).

23.10*	Consent of Higgs & Johnson (included in Exhibit 5.8).

23.11*	Consent of Conyers Dill & Pearman (included in Exhibit 5.9).

23.12*	Consent of Conyers Dill & Pearman (included in Exhibit 5.10).

23.13*	Consent of Carey y Cia Ltda. (included in Exhibit 5.11).

23.14*	Consent of Deri & Lovrecz (included in Exhibit 5.12).

23.15*	Consent of Paul C. Bankes, P.Geo.

23.16*	Consent of Americo Zuzunaga, AIMM.

23.17*	Consent of Don Mills, P.Geol.

23.18*	Consent of Ross Pritchard, P.Eng.

23.19*	Consent of Sproule Unconventional Limited.

Exhibit Number	Description
24.1*	Powers of Attorney (included on the signature pages of this Part II).

25.1*	Form T-1 Statement of Eligibility of the Bank of New York Mellon to act as trustee under the Indenture.

99.1*	Form of Notice of Guaranteed Delivery.

99.2*	Form of Letter to Brokers.

99.3*	Form of Letter to Clients.

99.4*	Form of Instructions to Brokers.

99.5*	Form of Letter of Transmittal.

*	Previously filed.
**	Filed with this amendment.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vancouver, Province of British Columbia, Country of Canada, on July 16, 2009.

TECK RESOURCES LIMITED

By:	/s/ Ronald A. Millos
Name:	Ronald A. Millos
Title:	Senior Vice President, Finance and Chief
Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title	Signature	Title

*		*
Donald R. Lindsay	President, Chief Executive Officer and Director (Principal Executive Officer)	Hugh J. Bolton	Director

*		*
Ronald A. Millos	Senior Vice President, Finance and Chief Financial Officer (Principal Financial Officer)	Jack L. Cockwell	Director

*		*
John F. Gingell	Controller (Principal Accounting Officer)	Takashi Kuriyama	Director

*		*
Norman B. Keevil	Chairman of the Board	Takuro Mochihara	Director

*		*
Norman B. Keevil III	Director	Derek G. Pannell	Director

*		*
Mayank M. Ashar	Director	Janice G. Rennie	Director

*		*
J. Brian Aune	Director	Warren S.R. Seyffert	Director

*		*
Jalynn H. Bennett	Director	Christopher M.T. Thompson	Director

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vancouver, Province of British Columbia, Country of Canada, on July 16, 2009.

TECK METALS LTD.

By:	/s/ Ronald A. Millos
Name:	Ronald A. Millos
Title:	Senior Vice President, Finance and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title

*
Donald R. Lindsay	President, Chief Executive Officer and Director (Principal Executive Officer)

*
Ronald A. Millos	Senior Vice President, Finance, Chief Financial Officer and Director (Principal Financial Officer)

*
John F. Gingell	Controller (Principal Accounting Officer)

*
Normal B. Keevil	Director

*
G. Leonard Manuel	Director

*
Peter C. Rozee	Director

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vancouver, Province of British Columbia, Country of Canada, on July 16, 2009.

TECK RESOURCES COAL PARTNERSHIP

By:	Teck Resources Limited, as Managing Partner

By:	/s/ Ronald A. Millos
Name:	Ronald A. Millos
Title:	Senior Vice President, Finance and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title	Signature	Title

*		*
Donald R. Lindsay	President, Chief Executive Officer and Director (Principal Executive Officer)	Hugh J. Bolton	Director

*		*
Ronald A. Millos	Senior Vice President, Finance and Chief Financial Officer (Principal Financial Officer)	Jack L. Cockwell	Director

*		*
John F. Gingell	Controller (Principal Accounting Officer)	Takashi Kuriyama	Director

*		*
Norman B. Keevil	Chairman of the Board	Takuro Mochihara	Director

*		*
Norman B. Keevil III	Director	Derek G. Pannell	Director

*		*
Mayank M. Ashar	Director	Janice G. Rennie	Director

*		*
J. Brian Aune	Director	Warren S.R. Seyffert	Director

*		*
Jalynn H. Bennett	Director	Christopher M.T. Thompson	Director

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vancouver, Province of British Columbia, Country of Canada, on July 16, 2009.

TECK COAL PARTNERSHIP

By:	Teck Resources Coal Partnership, as Managing Partner

	By:	Teck Resources Limited, as Managing Partner

By:	/s/ Ronald A. Millos
Name:	Ronald A. Millos
Title:	Senior Vice President, Finance and Chief
Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title	Signature	Title

*		*
Donald R. Lindsay	President, Chief Executive Officer and Director (Principal Executive Officer)	Hugh J. Bolton	Director

*		*
Ronald A. Millos	Senior Vice President, Finance and Chief Financial Officer (Principal Financial Officer)	Jack L. Cockwell	Director

*		*
John F. Gingell	Controller (Principal Accounting Officer)	Takashi Kuriyama	Director

*		*
Norman B. Keevil	Chairman of the Board	Takuro Mochihara	Director

*		*
Norman B. Keevil III	Director	Derek G. Pannell	Director

*		*
Mayank M. Ashar	Director	Janice G. Rennie	Director

*		*
J. Brian Aune	Director	Warren S.R. Seyffert	Director

*		*
Jalynn H. Bennett	Director	Christopher M.T. Thompson	Director

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vancouver, Province of British Columbia, Country of Canada, on July 16, 2009.

THE QUINTETTE COAL PARTNERSHIP

By:	/s/ Ronald A. Millos
Name:	Ronald A. Millos
Title:	Management Committee Member

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title

*
Robert G. Scott	Management Committee Member (Principal Executive Officer)

*
William Larmour	Management Committee Member (Principal Financial Officer)

*
John F. Gingell	Management Committee Member (Principal Accounting Officer)

*
Ronald A. Millos	Management Committee Member

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, Country of Canada, on July 16, 2009.

FORDING LIMITED PARTNERSHIP

By:	Fording (GP) ULC,
its General Partner

By:	/s/ Ronald A. Millos
Name:	Ronald A. Millos
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title

*
Donald R. Lindsay	President and Director (Principal Executive Officer)

*
Ronald A. Millos	Vice President and Director (Principal Financial Officer and Principal Accounting Officer)
*
Peter C. Rozee	Vice President and Director

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, Country of Canada, on July 16, 2009.

CARDINAL RIVER COALS LTD.

By:	/s/ Peter C. Rozee
Name:	Peter C. Rozee
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

	Signature	Title

*
	Boyd Payne	President, Chief Executive Officer and Director (Principal Executive Officer)

*
	Paul Clements	Controller (Principal Financial Officer and Principal Accounting Officer)

*
	Ronald A. Millos	Director

*
	Peter C. Rozee	Director

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vancouver, Province of British Columbia, Country of Canada, on July 16, 2009.

TECK RESOURCES MINING PARTNERSHIP

By:	/s/ G. Leonard Manuel
Name:	G. Leonard Manuel
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title

*
Peter C. Rozee	Chairman, President and Management Committee Member (Principal Executive Officer)

*
Ronald A. Millos	Management Committee Member (Principal Financial Officer and Principal Accounting Officer)

*
Fred S. Daley	Management Committee Member

*
G. Leonard Manuel	Management Committee Member

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Spokane, State of Washington, on July 16, 2009.

TECK AMERICAN INCORPORATED

By:	/s/ Donald R. Lindsay
Name:	Donald R. Lindsay
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title

*
Donald R. Lindsay	President (Principal Executive Officer)

*
John F. Gingell	Treasurer (Principal Financial Officer and Principal Accounting Officer)

*
C. Bruce DiLuzio	Director

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on July 16, 2009.

TECK CO, LLC

By:	/s/ C. Bruce DiLuzio
Name:	C. Bruce DiLuzio
Title:	President, Secretary and Manager

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Donald R. Lindsay, Ronald A. Millos, Peter C. Rozee, C. Bruce DiLuzio and Karen L. Dunfee, and each of them, any of whom may act without the joinder of the other, the true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title

/s/ C. Bruce DiLuzio
C. Bruce DiLuzio	President, Secretary and Manager (Principal Executive Officer)

/s/ Les W. Panther
Les W. Panther	Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anchorage, State of Alaska, on July 16, 2009.

TECK ALASKA INCORPORATED

By:	/s/ C. Bruce DiLuzio
Name:	C. Bruce DiLuzio
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title

*
Donald R. Lindsay	Chairman, President and Director (Principal Executive Officer)

*
Ronald A. Millos	Treasurer (Principal Financial Officer and Principal Accounting Officer)

*
Michael E. Agg	Director

*
C. Bruce DiLuzio	Director

*
Douglas H. HorswiII	Director

*
Robert G. Scott	Director

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, thereunto duly authorized, in the City of George Town, Country of Cayman Islands, on July 16, 2009.

AURCAY HOLDINGS INC.

By:	/s/ David R. Baril
Name:	David R. Baril
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title

*
David R. Baril	President and Director (Principal Executive Officer)

*
Christian Arentsen	Treasurer, Secretary and Director (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of George Town, Country of Cayman Islands, on July 16, 2009.

AUR QB INC.

By:	/s/ David R. Baril
Name:	David R. Baril
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July 16, 2009.

Signature	Title

*
David R. Baril	President and Director (Principal Executive Officer)

*
Christian Arentsen	Treasurer, Secretary and Director (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santiago, Country of Chile, on July 16, 2009.

MINERA CANADA TUNGSTEN CHILE LTDA.

By:	/s/ David R. Baril
Name:	David R. Baril
Title:	General Manager

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title

*
David R. Baril	General Manager (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to its Registration Statement has been signed by the following directors of Canada Tungsten (Cayman) Inc. and Teck Resources Limited, as partners of Minera Canada Tungsten Chile Ltda. and on this 16th day of July, 2009.

Signature	Title	Signature	Title

*		*
David R. Baril	Director of Canada Tungsten (Cayman) Inc.	Christian Arentsen	Director of Canada Tungsten (Cayman) Inc.

*		*
Donald R. Lindsay	Director of Teck Resources Limited	Hugh J. Bolton	Director of Teck Resources Limited

*		*
Norman B. Keevil	Director of Teck Resources Limited	Jack L. Cockwell	Director of Teck Resources Limited

*		*
Norman B. Keevil III	Director of Teck Resources Limited	Takashi Kuriyama	Director of Teck Resources Limited

*		*
Mayank M. Ashar	Director of Teck Resources Limited	Takuro Mochihara	Director of Teck Resources Limited

*		*
J. Brian Aune	Director of Teck Resources Limited	Derek G. Pannell	Director of Teck Resources Limited

*		*
Jalynn H. Bennett	Director of Teck Resources Limited	Janice G. Rennie	Director of Teck Resources Limited

*		*
Warren S.R. Seyffert	Director of Teck Resources Limited	Christopher M.T. Thompson	Director of Teck Resources Limited

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santiago, Country of Chile, on July 16, 2009.

TECK OPERACIONES MINERAS CHILE LTDA.

By:	/s/ Christian Arentsen
Name:	Christian Arentsen
Title:	Vice President, Finance

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title

*
David R. Baril	General Manager (Principal Executive Officer)

*
Christian Arentsen	Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to its Registration Statement has been signed by the following directors of Aurcay Holdings Inc., Aur QB Inc. and Aurcay Inc., as partners of Teck Operaciones Mineral Chile Ltda. and on this 16th day of July, 2009.

*
David R. Baril	Director of Aurcay Holdings Inc., Aur QB Inc. and Aurcay Inc.

*
Christian Arentsen	Director of Aurcay Holdings Inc., Aur QB Inc. and Aurcay Inc.

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of George Town, Country of Cayman Islands, on July 16, 2009.

CANADA TUNGSTEN (CAYMAN) INC.

By:	/s/ David R. Baril
Name:	David R. Baril
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title

*
David R. Baril	President and Director (Principal Executive Officer)

*
Christian Arentsen	Treasurer, Secretary and Director (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nassau, Country of Bahamas, on July 16, 2009.

RELINCHO BAHAMAS LIMITED

By:	/s/ Alistair Macdonald
Name:	Alistair Macdonald
Title:	President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title

*
Alistair Macdonald	President, Secretary and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

*
Christian Arentsen	Director

*
Joseph W. Ruetz	Director

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santiago, Country of Chile, on July 16, 2009.

MINERA RELINCHO COPPER S.A.

By:	/s/ Christian Arentsen
Name:	Christian Arentsen
Title:	Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title

*
Christian Arentsen	Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

*
Joseph W. Ruetz	Director

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on July 16, 2009.

TECK BASE METALS LTD.

By:	/s/ J. Michael Collier
Name:	J. Michael Collier
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title

*
J. Michael Collier	President and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

*
Graham B. Collis	Director

*
Frank Mutch	Director

*
Cyril Rance	Director

*
G. Robert Shipley	Director

*
Robert J. Wright	Director

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vancouver, Province of British Columbia, Country of Canada, on July 16, 2009.

TECK NOVA SCOTIA COMPANY

By:	/s/ G. Leonard Manuel
Name:	G. Leonard Manuel
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title

*
G. Leonard Manuel	President and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

*
Anthony A. Zoobkoff	Director

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Spokane, State of Washington, on July 16, 2009.

TCAI INCORPORATED

By:	/s/ John F. Gingell
Name:	John F. Gingell
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title

*
Donald R. Lindsay	President and Director (Principal Executive Officer)

*
John F. Gingell	Treasurer (Principal Financial Officer and Principal Accounting Officer)

*

Michael E. Agg	Director

*

C. Bruce DiLuzio	Director

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, thereunto duly authorized, in the City of Vancouver, Province of British Columbia, Country of Canada, on July 16, 2009.

TCL U.S. HOLDINGS LTD.

By:	/s/ Ronald A. Millos
Name:	Ronald A. Millos
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title

*
Ronald A. Millos	President and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

*	Director
Andrew B. Buchan

*	Director
G. Leonard Manuel

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on July 16, 2009.

TECK FINANCIAL CORPORATION LTD.

By:	/s/ J. Michael Collier
Name:	J. Michael Collier
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title

*
J. Michael Collier	President and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

*
Graham B. Collis	Director

*
Frank Mutch	Director

*
Cyril Rance	Director

*
G. Robert Shipley	Director

*
Robert J. Wright	Director

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Budapest, Country of Hungary, on July 16, 2009.

TECK HUNGARY KFT.

By:	/s/ Andrew Buchan
Name:	Andrew Buchan
Title:	Managing Director

By:	/s/ Sandor Zsolt
Name:	Sandor Zsolt
Title:	Managing Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title

*
Andy Buchan	Managing Director (Principal Executive Officer)

*
Sandor Zsolt	Managing Director (Principal Financial Officer and Principal Accounting Officer)

*
Peter Magnoff	Managing Director

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vancouver, Province of British Columbia, Country of Canada, on July 16, 2009.

6069789 CANADA INC.

By:	/s/ Boyd Payne
Name:	Boyd Payne
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title

*
Boyd Payne	President and Director (Principal Executive Officer)

*
Dan B. Rogness	Assistant Treasurer (Principal Financial Officer)

*
John F. Gingell	Controller (Principal Accounting Officer)

*
Peter C. Rozee	Director

*
Ronald A. Millos	Director

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, Country of Canada, on July 16, 2009.

TECK COAL LIMITED

By:	/s/ Boyd Payne
Name:	Boyd Payne
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title

*
Boyd Payne	President, Chief Executive Officer and Director (Principal Executive Officer)

*
Ronald A. Millos	Vice President, Chief Financial Officer and Director (Principal Financial Officer)

*
Paul Clements	Controller (Principal Accounting Officer)

*
Peter C. Rozee	Director

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, Country of Canada, on July 16, 2009.

FORDING COAL LIMITED

By:	/s/ Boyd Payne
Name:	Boyd Payne
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of July, 2009.

Signature	Title

*
Boyd Payne	President and Director (Principal Executive Officer)

*
Paul Clements	Controller (Principal Financial Officer and Principal Accounting Officer)

*
Peter C. Rozee	Director

* By:	/s/ Karen L. Dunfee
Attorney-in-fact

AUTHORIZED REPRESENTATIVE

Pursuant to the requirements of Section 6(a) of the Securities Act of 1933, Teck Alaska Incorporated as the Authorized Representative has duly caused this Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, solely in its capacity as the duly authorized representative of Teck Resources Limited, Teck Metals Ltd., Teck Resources Coal Partnership, Teck Coal Partnership, The Quintette Coal Partnership, Fording Limited Partnership, Cardinal River Coals Ltd., Teck Resources Mining Partnership, Aurcay Holdings Inc., Aur QB Inc., Minera Canada Tungsten Chile Ltda., Teck Operaciones Mineras Chile Ltda., Canada Tungsten (Cayman) Inc., Relincho Bahamas Limited, Minera Relincho Copper S.A., Teck Base Metals Ltd., Teck Nova Scotia Company, TCL U.S. Holdings Ltd., Teck Financial Corporation Ltd., Teck Hungary Kft., 6069789 Canada Inc., Teck Coal Limited and Fording Coal Limited in the United States, in the City of Anchorage, State of Alaska, on July 16, 2009.

TECK ALASKA INCORPORATED

By:	/s/ C. Bruce DiLuzio
Name:	C. Bruce DiLuzio
Title:	Secretary

Exhibit Number	Description
1.1*	Purchase Agreement, among Teck Resources Limited and the Initial Purchasers named therein dated as of May 5, 2009.

4.1*	Indenture, dated May 8, 2009, among Teck Resources Limited, the Guarantors and The Bank of New York Mellon (incorporated by reference to Exhibit 2 to Teck Resources Limited report on Form 6-K filed with the SEC on May 15, 2009 (File No. 001-13184)).

4.2*	First Supplement Indenture dated June 25, 2009, among Teck Resources Limited, Teck Coal Limited, Fording Coal Limited, 6069789 Canada Inc., the other Subsidiary Guarantors and The Bank of New York Mellon.

4.3*	Forms of Exchange Notes (included as Exhibits 1.3, 2.3 and 3.3 of Exhibit 4.1 of this Registration Statement).

4.4*	Registration Rights Agreement dated May 8, 2009 (incorporated by reference to Exhibit 1 to Teck Resources Limited report on Form 6-K filed with the SEC on May 15, 2009 (File No. 001-13184)).

5.1*	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP as to validity of the Exchange Notes.

5.2*	Opinion of Lang Michener LLP.

5.3*	Opinion of Bennett Jones LLP.

5.4*	Opinion of Stewart McKelvey.

5.5*	Opinion of C. Bruce DiLuzio of Teck American Incorporated.

5.6*	Opinion of Hartig Rhodes Hoge & Lekisch, P.C.

5.7*	Opinion of Beatty & Wozniak, P.C.

5.8*	Opinion of Higgs & Johnson.

5.9*	Opinion of Conyers Dill & Pearman.

5.10*	Opinion of Conyers Dill & Pearman.

5.11*	Opinion of Carey y Cia Ltda.

Exhibit Number	Description
5.12*	Opinion of Deri & Lovrecz.

8.1*	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP as to certain U.S. tax matters.

12.1*	Statement of Computation of Ratios of Earnings of Fixed Charges.

23.1**	Consent of PriceWaterhouse Coopers LLP in respect of Fording Canadian Coal Trust’s Financials.

23.2**	Consent of PriceWaterhouse Coopers LLP in respect of Teck Resources Limited Financials.

23.3*	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibits 5.1 and 8.1 to this Registration Statement).

23.4*	Consent of Lang Michener LLP (included in Exhibit 5.2).

23.5*	Consent of Bennett Jones LLP (included in Exhibit 5.3).

23.6*	Consent of Stewart McKelvey (included in Exhibit 5.4).

23.7*	Consent of C. Bruce DiLuzio of Teck American Incorporated (included in Exhibit 5.5).

23.8*	Consent of Hartig Rhodes Hoge & Lekisch, P.C. (included in Exhibit 5.6).

23.9*	Consent of Beatty & Wozniak, P.C. (included in Exhibit 5.7).

23.10*	Consent of Higgs & Johnson (included in Exhibit 5.8).

23.11*	Consent of Conyers Dill & Pearman (included in Exhibit 5.9).

23.12*	Consent of Conyers Dill & Pearman (included in Exhibit 5.10).

23.13*	Consent of Carey y Cia Ltda. (included in Exhibit 5.11).

23.14*	Consent of Deri & Lovrecz (included in Exhibit 5.12).

23.15*	Consent of Paul C. Bankes, P.Geo.

23.16*	Consent of Americo Zuzunaga, AIMM.

23.17*	Consent of Don Mills, P.Geol.

Exhibit Number	Description
23.18*	Consent of Ross Pritchard, P.Eng.

23.19*	Consent of Sproule Unconventional Limited.

24.1*	Powers of Attorney (included on the signature pages of this Part II).

25.1*	Form T-1 Statement of Eligibility of the Bank of New York Mellon to act as trustee under the Indenture.

99.1*	Form of Notice of Guaranteed Delivery.

99.2*	Form of Letter to Brokers.

99.3*	Form of Letter to Clients.

99.4*	Form of Instructions to Brokers.

99.5*	Form of Letter of Transmittal.

*	Previously filed.
**	Filed with this amendment.